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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): September 11, 2001

                          Commission File No. 0-16992
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                        CONCORDE CAREER COLLEGES, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                                       43-1440321
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(State of other jurisdiction of                (I. R. S. Employer Identification
Incorporation or Organization)                 Number)



5800 Foxridge, Suite 500
Mission, Kansas                                                   66202
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(Address of Principal Executive Office)                         (Zip Code)

Registrant's telephone number, including area code:        (913) 831-9977
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Item 4.  Changes in Registrant's Certifying Accountant.
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Effective September 11, 2001, the Audit Committee of the Board of Directors of
Concorde Career Colleges, Inc (the "Company") dismissed its current independent public accountants, PricewaterhouseCoopers LLP ("PwC"), as the Company's certifying accountant. The decision to dismiss PwC was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on September 7, 2001. The reports of PwC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through September 11, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 14, 2001, is filed as Exibit 16 to this Form 8-K.

Effective September 12, 2001, the Company engaged BKD LLP as its independent auditors to audit the Company's financial statements, which engagement was approved by the Company's Board of Directors with the recommendation of the Audit Committee. The Company has not consulted with BKD LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Exhibits

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated September 14, 2001.

                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONCORDE CAREER COLLEGES, INC.


                                    DATED: September 14, 2001

                                    By:   /s/ Jack L. Brozman
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                                        Jack L. Brozman, Chief Executive Officer



                                    By:   /s/ Paul R. Gardner
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                                        Paul R. Gardner, Chief Financial Officer


Exhibit Index Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated September 14, 2001

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